Portfolio Recovery Associates Reports Third Quarter 2011 Results

NORFOLK, VA -- (Marketwire - October 27, 2011) - Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial services company and market leader in the consumer debt purchase and collection industry, today reported results for the quarter ended September 30, 2011.

Third Quarter Highlights

  Revenue increased 20% to $114.3 million as cash collections grew 33% to a record $182.2 million
  Net income of $25.5 million, an increase of 38% over the comparable year-ago period
  EPS totaled $1.48 in the quarter, compared with EPS of $1.08 in the third quarter of 2010
  Portfolio acquisitions totaled $122.1 million

"Our third quarter results are indicative of our efforts to drive the top line, identify and improve operational efficiencies and maintain a strong and flexible capital structure," said Steven D. Fredrickson, chairman, president and chief executive officer. "The key drivers of our results continue to be strong cash collections from both bankruptcy and core portfolios, supported by an impressive performance at our call centers. We were able to deliver these results despite a weak and volatile economy. Looking ahead, we will continue to focus on strengthening our core business, reducing costs and allocating the necessary resources to support continued growth in our fee-for-service businesses."

Total revenues for the third quarter of 2011 grew 20% from the year-earlier period to $114.3 million. Total revenues consist of cash collections reduced by amounts applied to principal on the Company's owned debt portfolios, plus fee income earned from our fee-for-service businesses. During the third quarter of 2011, the Company applied 43.5% of cash collections to reduce the carrying value of its owned debt portfolios, up from 41.8% in the third quarter of 2010. The third quarter 2011 principal amortization rate included a $741,000 net allowance charge against certain pools of finance receivables accounts.

Financial and Operating Review

Kevin P. Stevenson, chief financial and administrative officer, said: "The earnings power of our debt purchase business was evident during Q3, as our strong results from both bankrupt and core portfolios more than overcame soft performance at our fee-for-service businesses."

  Cash collections rose 33% to a record $182.2 million in the third quarter of 2011, up from $137.4 million in the year-ago period. Call center and other collections increased 24%, external legal collections increased 35%, internal legal collections grew 36%, and purchased bankruptcy collections gained 40% when compared with the year-earlier period. The table below displays cash collections by source, by quarter for the past five quarters:

Cash Collection Source ($ in
 thousands)                      Q32011   Q22011   Q12011   Q42010   Q32010
------------------------------- -------- -------- -------- -------- --------
Call Center & Other Collections $ 63,967 $ 64,566 $ 67,377 $ 53,775 $ 51,711
External Legal Collections        27,245   27,329   25,378   21,446   20,217
Internal Legal Collections        16,444   16,007   15,598   12,841   12,130
Purchased Bankruptcy
 Collections                      74,512   68,379   58,364   56,301   53,319
                                -------- -------- -------- -------- --------
Total Cash Collections          $182,168 $176,281 $166,717 $144,363 $137,377
                                ======== ======== ======== ======== ========

  Internal legal collections grew to $16.4 million in the third quarter of 2011 from $12.1 million in the year-ago quarter. Internal legal collections, in which the Company uses its own staff, represent an important, developing collections channel.

  Productivity rose to a record $245 per collector hour paid for the first nine months of 2011 from $194 for all of 2010. Productivity, the Company's key measure of collector performance, is measured by cash collections per collector hour paid. Excluding the impact of trustee remittances on purchased bankrupt accounts, the comparison is $156 for the first three quarters of 2011, compared to $129 for all of 2010. Excluding trustee remittances on purchased bankrupt accounts and external legal collections, the comparison is $118 for the first nine months of 2011 and $100 for all of 2010.

  In the third quarter of 2011, total revenues were $114.3 million, up 20% compared with the same period a year ago. This was driven by record cash receipts of $193.6 million in the third quarter, up 27% from $152.9 million a year earlier. Cash receipts are comprised of both cash collections and revenues from the Company's fee-for-service businesses.

  The Company's net allowance charge totaled $0.7 million in the third quarter of 2011, representing 0.08% of net finance receivables at period-end and 0.41% of cash collections.

  The Company purchased $5.68 billion of face-value debt during the third quarter of 2011 for $122.1 million. This was acquired in 95 portfolios from 12 different sellers.

  The Company's fee-for-service businesses generated revenues of $11.4 million in the third quarter of 2011, a decline of 27% from the same period a year ago due largely to a decrease in revenues generated by PRA Location Services. Together, the fee-for-service businesses accounted for 10% of the Company's overall revenues in the third quarter of 2011, down from 16% in the third quarter of 2010.

  Cash balances were $30.0 million as of September 30, 2011, down from $41.1 million as of December 31, 2010. During the third quarter of 2011, the Company had net borrowings of $10 million on its line of credit, leaving it with $260 million in outstanding borrowings at quarter end. Remaining borrowing availability under the line was $147.5 million as of September 30, 2011.

The Company's earnings for the first nine months of 2011 totaled $74.2 million, or $4.31 per diluted share, compared with $52.8 million, or $3.15 per diluted share, for the first nine months of 2010. Year-to-date 2011 revenues were $340.8 million, compared to $272.0 million in the first nine months of 2010.

Conference Call Information
The Company will hold a conference call with investors this evening at 5:30 p.m. EDT, Thursday, October 27, 2011, to discuss its third-quarter results. Investors can access the call by dialing 888-679-8034 for domestic callers or 617-213-4847 for international callers using the pass code 49267189. The replay will be available approximately one hour after the call ends and will remain available for seven days. Investors can access the replay of the call by dialing 888-286-8010 for domestic callers or 617-801-6888 for international callers using the pass code 68599056.

Investors may also listen to the conference call via webcast, both live and archived, at the Company's website, www.portfoliorecovery.com at the Investor Relations main page.

About Portfolio Recovery Associates, Inc.
Portfolio Recovery Associates, Inc. (NASDAQ: PRAA), a specialized financial services company, is a market leader in the consumer debt purchase and collection industry. The Company, which has purchased more than $63 billion of face value defaulted consumer debt since its inception, has operations in 10 states, more than 27 million customer accounts and more than 2,500 employees. Portfolio Recovery Associates also provides a broad range of fee-based services through its subsidiaries: PRA Government Services, LLC; MuniServices, LLC; PRA Location Services, LLC; and Claims Compensation Bureau, LLC. Working every day with people in financial distress, the Company seeks to engage collaboratively with its customers to create realistic, affordable repayment plans. Portfolio Recovery Associates has a longstanding culture of compliance, and for five consecutive years has been named to the Forbes 100 Best Small Companies in America annual rankings list (2007 - 2011). Additional information about Portfolio Recovery Associates is available at www.portfoliorecovery.com.

Statements herein which are not historical, including Portfolio Recovery Associates' or management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, including future revenue and earnings growth, statements with respect to future contributions of its subsidiaries to earnings and future portfolio-purchase opportunities, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include references to Portfolio Recovery Associates' presentations and web casts. The forward-looking statements in this press release are based upon management's beliefs, assumptions and expectations of the Company's future operations and economic performance, taking into account currently available information. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties, some of which are not currently known to us. Actual events or results may differ from those expressed or implied in any such forward-looking statements as a result of various factors, including the risk factors and other risks that are described from time to time in the Company's filings with the Securities and Exchange Commission including but not limited to its annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, filed with the Securities and Exchange Commission and available through the Company's website, which contain a more detailed discussion of the Company's business, including risks and uncertainties that may affect future results. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Information in this press release may be superseded by more recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

                    Portfolio Recovery Associates, Inc.
                  Unaudited Consolidated Income Statements
                  (in thousands, except per share amounts)

                                Three       Three       Nine        Nine
                               Months      Months      Months      Months
                                Ended       Ended       Ended       Ended
                              September   September   September   September
                                 30,         30,         30,         30,
                                2011        2010        2011        2010
                             ----------  ----------  ----------  ----------

Revenues:
  Income recognized on
   finance receivables, net  $  102,875  $   80,026  $  299,152  $  224,897
  Fee income                     11,401      15,518      41,696      47,054
                             ----------  ----------  ----------  ----------

    Total revenues              114,276      95,544     340,848     271,951

Operating expenses:
  Compensation and employee
   services                      33,475      31,213     102,443      91,725
  Legal collection fees           5,962       4,577      17,681      12,779
  Legal collection costs          9,731       9,329      28,949      21,398
  Agent fees                      1,643       2,842       6,005       9,396
  Outside fees and services       6,222       3,470      13,702       9,454
  Communications                  5,865       4,000      17,884      13,160
  Rent and occupancy              1,517       1,362       4,353       3,912
  Depreciation and
   amortization                   3,223       3,294       9,755       9,050
  Other operating expenses        2,808       2,634       9,161       7,488
                             ----------  ----------  ----------  ----------

    Total operating expenses     70,446      62,721     209,933     178,362

  Gain on sale of property            -           -       1,157           -
                             ----------  ----------  ----------  ----------

    Income from operations       43,830      32,823     132,072      93,589

Other income and (expense):
  Interest income                     7           -           7          35
  Interest expense               (2,555)     (2,178)     (8,057)     (6,535)
                             ----------  ----------  ----------  ----------

    Income before income
     taxes                       41,282      30,645     124,022      87,089

    Provision for income
     taxes                       16,089      11,888      49,544      33,847
                             ----------  ----------  ----------  ----------

    Net income               $   25,193  $   18,757  $   74,478  $   53,242

      Less net (loss)/income
       attributable to
       redeemable
       noncontrolling
       interest                    (313)        276         277         431
                             ----------  ----------  ----------  ----------

    Net income attributable
     to Portfolio Recovery
     Associates, Inc.        $   25,506  $   18,481  $   74,201  $   52,811
                             ----------  ----------  ----------  ----------

Net income per common share:
  Basic                      $     1.49  $     1.08  $     4.34  $     3.15
  Diluted                    $     1.48  $     1.08  $     4.31  $     3.15

Weighted average number of
 shares outstanding:
  Basic                          17,117      17,058      17,106      16,740
  Diluted                        17,228      17,093      17,218      16,792

                     Portfolio Recovery Associates, Inc.
               Unaudited Condensed Consolidated Balance Sheets
                  (in thousands, except per share amounts)

                                                 September 30,  December 31,
ASSETS                                                2011          2010
                                                 ------------- -------------

Cash and cash equivalents                        $      30,035 $      41,094
Finance receivables, net                               919,478       831,330
Accounts receivable, net                                 6,462         8,932
Property and equipment, net                             22,975        24,270
Goodwill                                                61,678        61,678
Intangible assets, net                                  14,748        18,466
Other assets                                             8,728        10,138
                                                 ------------- -------------

    Total assets                                 $   1,064,104 $     995,908
                                                 ------------- -------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts payable and accrued liabilities       $      25,064 $      23,576
  Net deferred tax liability                           192,298       164,971
  Line of credit                                       260,000       300,000
  Long term debt                                         1,553         2,396
                                                 ------------- -------------

    Total liabilities                                  478,915       490,943
                                                 ------------- -------------

Redeemable noncontrolling Interest                      16,884        14,449
                                                 ------------- -------------

Stockholders' equity:
  Preferred stock, par value $0.01, authorized
   shares, 2,000, issued and outstanding shares
   - 0                                                       -             -
  Common stock, par value $0.01, authorized
   shares, 60,000, 17,118 issued and outstanding
   shares at September 30, 2011, and 17,064
   issued and outstanding shares at December 31,
   2010                                                    171           171
  Additional paid-in capital                           167,126       163,538
  Retained earnings                                    401,008       326,807
                                                 ------------- -------------
    Total stockholders' equity                         568,305       490,516
                                                 ------------- -------------

      Total liabilities and stockholders' equity $   1,064,104 $     995,908
                                                 ------------- -------------

                    Portfolio Recovery Associates, Inc.
         Unaudited Condensed Consolidated Statements of Cash Flows
                               (in thousands)

                                                Nine Months    Nine Months
                                                   Ended          Ended
                                               September 30,  September 30,
                                                    2011           2010
                                               -------------  -------------

Cash flows from operating activities:
  Net income                                   $      74,478  $      53,242
  Adjustments to reconcile net income to net
   cash provided by operating activities:
    Amortization of share-based compensation           6,110          3,114
    Depreciation and amortization                      9,756          9,050
    Deferred tax expense                              27,327         34,368
    Gain on sale of property                          (1,157)             -
    Changes in operating assets and
     liabilities:
      Other assets                                      (953)          (244)
      Accounts receivable                              2,470          1,380
      Accounts payable and accrued liabilities         5,141          2,496
                                               -------------  -------------

    Net cash provided by operating activities        123,172        103,406
                                               -------------  -------------

Cash flows from investing activities:
  Purchases of property and equipment                 (4,854)        (6,162)
  Proceeds from sale of property                       1,267              -
  Acquisition of finance receivables, net of
   buybacks                                         (314,162)      (273,858)
  Collections applied to principal on finance
   receivables                                       226,014        160,081
  Business acquisitions, net of cash acquired              -        (23,000)
  Contingent payment made for business
   acquisition                                             -           (104)
                                               -------------  -------------

    Net cash used in investing activities            (91,735)      (143,043)
                                               -------------  -------------

Cash flows from financing activities:
  Proceeds from exercise of options                      150             57
  Income tax benefit from share-based
   compensation                                          503            225
  Payment of liability-classified contingent
   consideration                                           -         (1,000)
  Proceeds from line of credit                        27,000        131,000
  Principal payments on line of credit               (67,000)      (161,800)
  Proceeds from stock offering, net of
   offering costs                                          -         71,688
  Distributions paid to noncontrolling
   interest                                           (2,306)             -
  Principal payments on long-term debt                  (843)          (501)
                                               -------------  -------------

    Net cash (used in)/provided by financing
     activities                                      (42,496)        39,669
                                               -------------  -------------

    Net (decrease)/increase in cash and cash
     equivalents                                     (11,059)            32

Cash and cash equivalents, beginning of year          41,094         20,265
                                               -------------  -------------

Cash and cash equivalents, end of period       $      30,035  $      20,297
                                               -------------  -------------

Supplemental disclosure of cash flow
 information:
  Cash paid for interest                       $       7,771  $       6,508
  Cash paid for income taxes                          19,058             89

Noncash investing and financing activities:
  Adjustment of the noncontrolling interest
   measurement amount                          $       3,175  $           -
  Common stock issued for acquisition                      -          4,950
  Net unrealized change in fair value of
   derivative instrument                                   -            164

                            FINANCIAL HIGHLIGHTS

                   Three Months Ended            Nine Months Ended
                     September 30,        %        September 30,        %
(dollars in
 thousands)         2011       2010    Change     2011       2010    Change
---------------- ---------- ---------- ------  ---------- ---------- ------
EARNINGS
----------------
Income
 recognized on
 finance
 receivables,
 net             $  102,875 $   80,026     29% $  299,152 $  224,897     33%
Fee income           11,401     15,518    -27%     41,696     47,054    -11%
Total revenues      114,276     95,544     20%    340,848    271,951     25%
Operating
 expenses            70,446     62,721     12%    209,933    178,362     18%
Income from
 operations          43,830     32,823     34%    132,072     93,589     41%
Net interest
 expense              2,548      2,178     17%      8,050      6,500     24%
Net income           25,193     18,757     34%     74,478     53,242     40%
Net income
 attributable to
 Portfolio
 Recovery
 Associates,
 Inc.                25,506     18,481     38%     74,201     52,811     41%
---------------- ---------- ---------- ------  ---------- ---------- ------

PERIOD-END
 BALANCES
----------------
Cash and cash
 equivalents     $   30,035 $   20,297     48% $   30,035 $   20,297     48%
Finance
 receivables,
 net                919,478    807,239     14%    919,478    807,239     14%
Goodwill and
 intangible
 assets, net         76,426     81,610     -6%     76,426     81,610     -6%
Total assets      1,064,104    947,737     12%  1,064,104    947,737     12%
Line of credit      260,000    288,500    -10%    260,000    288,500    -10%
Total
 liabilities        478,915    464,781      3%    478,915    464,781      3%
Total equity        568,305    468,425     21%    568,305    468,425     21%
---------------- ---------- ---------- ------  ---------- ---------- ------

FINANCE
 RECEIVABLE
 COLLECTIONS
----------------
Cash collections $  182,168 $  137,377     33% $  525,166 $  384,978     36%
Principal
 amortization
 without
 allowance
 charges             78,552     50,831     55%    218,950    140,372     56%
Principal
 amortization
 with allowance
 charges             79,293     57,351     38%    226,014    160,081     41%
Principal
 amortization w/
 allowance
 charges as % of
 cash
 collections:
 Including fully
  amortized
  pools                43.5%      41.7%     4%       43.0%      41.6%     4%
 Excluding fully
  amortized
  pools                45.7%      44.7%     2%       45.6%      45.0%     1%
Estimated
 remaining
 collections -
 core            $1,154,406 $  934,942     23% $1,154,406 $  934,942     23%
Estimated
 remaining
 collections -
 bankruptcy         770,886    734,632      5%    770,886    734,632      5%
Estimated
 remaining
 collections -
 total            1,925,292  1,669,574     15%  1,925,292  1,669,574     15%
---------------- ---------- ---------- ------  ---------- ---------- ------

ALLOWANCE FOR
 FINANCE
 RECEIVABLES
----------------
Balance at
 period-end      $   83,471 $   70,965     18% $   83,471 $   70,965     18%
Allowance charge $      741 $    6,520    -89% $    7,064 $   19,710    -64%
Allowance charge
 to period-end
 net finance
 receivables           0.08%      0.81%   -90%       0.77%      2.44%   -69%
Allowance charge
 to net finance
 receivable
 income                0.72%      8.15%   -91%       2.36%      8.76%   -73%
Allowance charge
 to cash
 collections           0.41%      4.75%   -91%       1.35%      5.12%   -74%
---------------- ---------- ---------- ------  ---------- ---------- ------

PURCHASES OF
 FINANCE
 RECEIVABLES
----------------
Purchase price -
 core            $   57,240 $   31,831     80% $  170,857 $  105,145     62%
Face value -
 core             5,027,874    588,551    754%  7,071,530  2,067,011    242%
Purchase price -
 bankruptcy          64,848     60,687      7%    148,659    176,774    -16%
Face value -
 bankruptcy         654,508    788,967    -17%  1,515,501  2,869,052    -47%
Purchase price -
 total              122,088     92,518     32%    319,516    281,919     13%
Face value -
 total            5,682,382  1,377,518    313%  8,587,031  4,936,063     74%
Number of
 portfolios -
 total                   95         68     40%        250        230      9%
---------------- ---------- ---------- ------  ---------- ---------- ------

PER SHARE DATA
----------------
Net income per
 common share -
 diluted         $     1.48 $     1.08     37% $     4.31 $     3.15     37%
Weighted average
 number of
 shares
 outstanding -
 diluted             17,228     17,093      1%     17,218     16,792      3%
Closing market
 price           $    62.22 $    64.66     -4% $    62.22 $    64.66     -4%
---------------- ---------- ---------- ------  ---------- ---------- ------

RATIOS AND OTHER
 DATA
----------------
Return on
 average equity
 (1)                  18.27%     16.04%    14%      18.57%     16.36%    14%
Return on
 revenue (2)          22.05%     19.63%    12%      21.85%     19.58%    12%
Operating margin
 (3)                  38.35%     34.35%    12%      38.75%     34.41%    13%
Operating
 expense to cash
 receipts (4)         36.39%     41.02%   -11%      37.03%     41.28%   -10%
Debt to equity
 (5)                  46.02%     61.80%   -26%      46.02%     61.80%   -26%
Cash collections
 per collector
 hour paid:
 Core cash
  collections    $      152 $      127     20% $      156 $      129     21%
 Total cash
  collections    $      249 $      200     25% $      245 $      190     29%
 Excluding
  external legal
  collections    $      212 $      170     25% $      207 $      161     29%
 Excluding
  bankruptcy and
  external legal
  collections    $      115 $       97     19% $      118 $      101     17%
Number of
 collectors           1,520      1,422      7%      1,520      1,422      7%
Number of
 employees            2,504      2,421      3%      2,504      2,421      3%
Cash receipts
 (4)             $  193,569 $  152,895     27% $  566,862 $  432,032     31%
Line of credit -
 unused portion
 at period end      147,500     76,500     93%    147,500     76,500     93%
---------------- ---------- ---------- ------  ---------- ---------- ------
Notes:
----------------
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

                            FINANCIAL HIGHLIGHTS

                                    For the Quarter Ended
                 ----------------------------------------------------------
                  September                           December    September
(dollars in          30        June 30    March 31       31          30
 thousands)         2011        2011        2011        2010        2010
---------------- ----------  ----------  ----------  ----------  ----------
EARNINGS
----------------
Income
 recognized on
 finance
 receivables,
 net             $  102,875  $  100,303  $   95,974  $   84,783  $   80,026
Fee income           11,401      14,492      15,803      15,972      15,518
Total revenues      114,276     114,795     111,777     100,755      95,544
Operating
 expenses            70,446      70,415      69,072      64,480      62,721
Income from
 operations          43,830      45,537      42,705      36,275      32,823
Net interest
 expense              2,548       2,635       2,867       2,488       2,178
Net income           25,193      25,576      23,709      20,631      18,757
Net income
 attributable to
 Portfolio
 Recovery
 Associates,
 Inc.                25,506      25,574      23,121      20,645      18,481
---------------- ----------  ----------  ----------  ----------  ----------

PERIOD-END
 BALANCES
----------------
Cash and cash
 equivalents     $   30,035  $   25,481  $   35,443  $   41,094  $   20,297
Finance
 receivables,
 net                919,478     879,515     866,992     831,330     807,239
Goodwill and
 intangible
 assets, net         76,426      77,643      78,893      80,144      81,610
Total assets      1,064,104   1,021,617   1,020,099     995,908     947,737
Line of credit      260,000     250,000     290,000     300,000     288,500
Total
 liabilities        478,915     463,153     489,136     490,943     464,781
Total equity        568,305     542,396     515,710     490,516     468,425
---------------- ----------  ----------  ----------  ----------  ----------

FINANCE
 RECEIVABLE
 COLLECTIONS
----------------
Cash collections $  182,168  $  176,281  $  166,717  $  144,363  $  137,377
Principal
 amortization
 without
 allowance           78,552      73,695      66,703      54,139      50,831
Principal
 amortization
 with allowance      79,293      75,978      70,743      59,580      57,351
Principal
 amortization w/
 allowance as %
 of cash
 collections:
 Including fully
  amortized
  pools                43.5%       43.1%       42.4%       41.3%       41.7%
 Excluding fully
  amortized
  pools                45.7%       45.7%       45.3%       44.3%       44.7%
Estimated
 remaining
 collections -
 core            $1,154,406  $1,072,777  $1,040,140  $  974,108  $  934,942
Estimated
 remaining
 collections -
 bankruptcy         770,886     743,228     753,130     749,410     734,632
Estimated
 remaining
 collections -
 total            1,925,292   1,816,005   1,793,270   1,723,518   1,669,574
---------------- ----------  ----------  ----------  ----------  ----------

ALLOWANCE FOR
 FINANCE
 RECEIVABLES
----------------
Balance at
 period-end      $   83,471  $   82,730  $   80,447  $   76,407  $   70,965
Allowance charge $      741  $    2,283  $    4,040  $    5,442  $    6,520
Allowance charge
 to period-end
 net finance
 receivables           0.08%       0.26%       0.47%       0.65%       0.81%
Allowance charge
 to net finance
 receivable
 income                0.72%       2.28%       4.21%       6.42%       8.15%
Allowance charge
 to cash
 collections           0.41%       1.30%       2.42%       3.77%       4.75%
---------------- ----------  ----------  ----------  ----------  ----------

PURCHASES OF
 FINANCE
 RECEIVABLES
----------------
Purchase price -
 core            $   57,240  $   52,323  $   61,294  $   44,852  $   31,831
Face value -
 core             5,027,874   1,034,898   1,008,758   1,357,301     588,551
Purchase price -
 bankruptcy          64,848      37,204      46,607      40,671      60,687
Face value -
 bankruptcy         654,508     378,051     482,941     511,588     788,967
Purchase price -
 total              122,088      89,527     107,901      85,523      92,518
Face value -
 total            5,682,382   1,412,949   1,491,699   1,868,889   1,377,518
Number of
 portfolios -
 total                   95          76          79          75          68
---------------- ----------  ----------  ----------  ----------  ----------

PER SHARE DATA
----------------
Net income per
 common share -
 diluted         $     1.48  $     1.48  $     1.34  $     1.20  $     1.08
Weighted average
 number of
 shares
 outstanding -
 diluted             17,228      17,225      17,199      17,165      17,093
Closing market
 price           $    62.22  $    84.79  $    85.13  $    75.20  $    64.66
---------------- ----------  ----------  ----------  ----------  ----------

RATIOS AND OTHER
 DATA
----------------
Return on
 average equity
 (1)                  18.27%      19.20%      18.25%      17.09%      16.04%
Return on
 revenue (2)          22.05%      22.28%      21.21%      20.48%      19.63%
Operating margin
 (3)                  38.35%      39.67%      38.21%      36.00%      34.35%
Operating
 expense to cash
 receipts (4)         36.39%      36.91%      37.84%      40.22%      41.02%
Debt to equity
 (5)                  46.02%      46.43%      56.64%      61.65%      61.80%
Cash collections
 per collector
 hour paid:
 Core cash
  collections    $      152  $      154  $      162  $      129  $      127
 Total cash
  collections    $      249  $      243  $      241  $      204  $      200
 Excluding
  external legal
  collections    $      212  $      205  $      204  $      174  $      170
 Excluding
  bankruptcy and
  external legal
  collections    $      115  $      116  $      125  $       98  $       97
Number of
 collectors           1,520       1,517       1,486       1,472       1,422
Number of
 employees            2,504       2,504       2,482       2,473       2,421
Cash receipts
 (4)             $  193,569  $  190,773  $  182,520  $  160,335  $  152,895
Line of credit -
 unused portion
 at period end      147,500     157,500     117,500     107,500      76,500
---------------- ----------  ----------  ----------  ----------  ----------
Notes:
----------------
(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as income from operations divided by total revenues
(4) "Cash receipts" is defined as cash collections plus fee income
(5) For purposes of this ratio, "debt" equals the line of credit balance plus long-term debt

                   Net Allowance Charges, Entire Portfolio
($ in thousands)
----------------------------------------------------------------------------
                                             Purchase Period
Allowance Period             1996-2003     2004        2005        2006
                            ----------  ----------  ----------  ----------
            2005            $      200  $        -  $        -  $        -
            2006                   275           -         825           -
            2007                   235         470       1,885         340
            2008                  (110)      1,290       3,040       7,170
            2009                  (600)       (375)      4,190       4,860
           Q1 10                     -           -       2,795       1,175
           Q2 10                     -         (80)      1,600       2,100
           Q3 10                     -         (80)      1,650       2,050
           Q4 10                     -         (10)        832       1,720
           Q1 11                     -         (15)        455        (100)
           Q2 11                     -           -        (217)          -
           Q3 11                     -           -         641         100
                            ----------  ----------  ----------  ----------
Total                       $        -  $    1,200  $   17,696  $   19,415
                            ==========  ==========  ==========  ==========

Portfolio Purchases, net    $  203,026  $   59,177  $  143,169  $  107,704
                            ----------  ----------  ----------  ----------

                Net Allowance Charges, Entire Portfolio
($ in thousands)
-----------------------------------------------------------------------
                                    Purchase Period
Allowance Period              2007        2008     2009-2011    Total
                           ----------  ---------- ---------- ----------
            2005           $        -  $        - $        - $      200
            2006                    -           -          -      1,100
            2007                    -           -          -      2,930
            2008                7,380         620          -     19,390
            2009                3,435      16,125          -     27,635
           Q1 10                2,900           -          -      6,870
           Q2 10                  700       2,000          -      6,320
           Q3 10                2,750         150          -      6,520
           Q4 10                1,150       1,750          -      5,442
           Q1 11                  400       3,300          -      4,040
           Q2 11                    -       2,500          -      2,283
           Q3 11                 (500)        500          -        741
                           ----------  ---------- ---------- ----------
Total                      $   18,215  $   26,945 $        - $   83,471
                           ==========  ========== ========== ==========

Portfolio Purchases, net   $  258,401  $  275,162 $  957,578 $2,004,217
                           ----------  ---------- ---------- ----------

            Net Allowance Charges, Purchased Bankruptcy Portfolio
($ in thousands)
----------------------------------------------------------------------------
                                             Purchase Period
Allowance Period              1996-2003    2004        2005        2006
                             ---------- ----------  ----------  ----------
            2007             $        - $      470  $      160  $      150
            2008                      -        770         375       1,210
            2009                      -         45         265         120
            Q1 10                     -          -          95          50
            Q2 10                     -        (30)         25           -
            Q3 10                     -        (30)          -        (100)
            Q4 10                     -        (10)        (18)        (30)
            Q1 11                     -        (15)        (95)       (100)
            Q2 11                     -          -         (17)          -
            Q3 11                     -          -         (59)       (100)
                             ---------- ----------  ----------  ----------
Total                        $        - $    1,200  $      731  $    1,200
                             ========== ==========  ==========  ==========

Portfolio Purchases, net     $        - $    7,468  $   29,301  $   17,645
                             ---------- ----------  ----------  ----------

         Net Allowance Charges, Purchased Bankruptcy Portfolio
($ in thousands)
-----------------------------------------------------------------------
                                     Purchase Period
Allowance Period               2007       2008     2009-2011    Total
                            ---------- ---------- ---------- ----------
            2007            $        - $        - $        - $      780
            2008                     -          -          -      2,355
            2009                   110          -          -        540
            Q1 10                1,200          -          -      1,345
            Q2 10                    -          -          -         (5)
            Q3 10                  600          -          -        470
            Q4 10                  950          -          -        892
            Q1 11                1,150      1,300          -      2,240
            Q2 11                    -        500          -        483
            Q3 11                    -          -          -       (159)
                            ---------- ---------- ---------- ----------
Total                       $    4,010 $    1,800 $        - $    8,941
                            ========== ========== ========== ==========

Portfolio Purchases, net    $   78,547 $  108,609 $  511,762 $  753,332
                            ---------- ---------- ---------- ----------

                    Net Allowance Charges, Core Portfolio
($ in thousands)
----------------------------------------------------------------------------
                                             Purchase Period
Allowance Period              1996-2003     2004        2005        2006
                             ----------  ----------  ----------  ----------
            2005             $      200  $        -  $        -  $        -
            2006                    275           -         825           -
            2007                    235           -       1,725         190
            2008                   (110)        520       2,665       5,960
            2009                   (600)       (420)      3,925       4,740
            Q1 10                     -           -       2,700       1,125
            Q2 10                     -         (50)      1,575       2,100
            Q3 10                     -         (50)      1,650       2,150
            Q4 10                     -           -         850       1,750
            Q1 11                     -           -         550           -
            Q2 11                     -           -        (200)          -
            Q3 11                     -           -         700         200
                             ----------  ----------  ----------  ----------
Total                        $        -  $        -  $   16,965  $   18,215
                             ==========  ==========  ==========  ==========

Portfolio Purchases, net     $  203,026  $   51,709  $  113,868  $   90,059
                             ----------  ----------  ----------  ----------

                  Net Allowance Charges, Core Portfolio
($ in thousands)
------------------------------------------------------------------------
                                     Purchase Period
Allowance Period               2007        2008     2009-2011    Total
                            ----------  ---------- ---------- ----------
            2005            $        -  $        - $        - $      200
            2006                     -           -          -      1,100
            2007                     -           -          -      2,150
            2008                 7,380         620          -     17,035
            2009                 3,325      16,125          -     27,095
            Q1 10                1,700           -          -      5,525
            Q2 10                  700       2,000          -      6,325
            Q3 10                2,150         150          -      6,050
            Q4 10                  200       1,750          -      4,550
            Q1 11                 (750)      2,000          -      1,800
            Q2 11                    -       2,000          -      1,800
            Q3 11                 (500)        500          -        900
                            ----------  ---------- ---------- ----------
Total                       $   14,205  $   25,145 $        - $   74,530
                            ==========  ========== ========== ==========

Portfolio Purchases, net    $  179,854  $  166,553 $  445,816 $1,250,885
                            ----------  ---------- ---------- ----------

      Purchase Price Multiples at September 30, 2011, Entire Portfolio
($ in thousands)
----------------------------------------------------------------------------
                                                                       Total
                                                                     Estimat
                                 Net Finance Actual Cash                ed
                                 Receivables Collections             Collect
                        Total     Balance at  Including   Estimated  ions to
Purchase   Purchase   Estimated   September      Cash     Remaining  Purchas
 Period     Price    Collections   30, 2011     Sales    Collections e Price
----------------------------------------------------------------------------
  1996   $     3,080 $    10,244 $         - $    10,133 $       111    333%
  1997         7,685      25,542           -      25,276         266    332%
  1998        11,089      37,372           -      36,870         502    337%
  1999        18,898      69,217           -      67,958       1,259    366%
  2000        25,020     115,723           -     112,831       2,892    463%
  2001        33,481     173,562           -     169,712       3,850    518%
  2002        42,325     194,567           -     189,071       5,496    460%
  2003        61,448     258,690           -     250,428       8,262    421%
  2004        59,177     193,917           -     185,401       8,516    328%
  2005       143,169     309,864      13,377     284,295      25,569    216%
  2006       107,704     218,184      19,983     183,555      34,629    203%
  2007       258,401     507,831      70,611     388,573     119,258    197%
  2008       275,162     531,849     114,070     339,458     192,391    193%
  2009       281,442     744,873     146,078     377,599     367,274    265%
  2010       358,349     793,259     252,628     251,198     542,061    221%
YTD 2011     317,787     654,370     302,731      41,414     612,956    206%
----------------------------------------------------------------------------
  Total  $ 2,004,217 $ 4,839,064 $   919,478 $ 2,913,772 $ 1,925,292    241%
----------------------------------------------------------------------------

    Purchase Price Multiples at September 30, 2011, Purchased Bankruptcy
                                  Portfolio
($ in thousands)
----------------------------------------------------------------------------
                                                                      Total
                                                                     Estimat
                                 Net Finance Actual Cash                ed
                                 Receivables Collections             Collect
                        Total     Balance at  Including   Estimated  ions to
Purchase   Purchase   Estimated   September      Cash     Remaining  Purchas
 Period     Price    Collections   30, 2011     Sales    Collections e Price
----------------------------------------------------------------------------
  1996-
   2003  $         - $         - $         - $         - $         -      0%
  2004         7,468      14,383           -      14,273         110    193%
  2005        29,301      43,326          79      43,146         180    148%
  2006        17,645      31,189         141      30,279         910    177%
  2007        78,547     111,082      15,837      92,058      19,024    141%
  2008       108,609     184,083      49,641     115,115      68,968    169%
  2009       156,061     367,213      95,034     174,834     192,379    235%
  2010       209,284     386,164     160,891     115,781     270,383    185%
YTD 2011     146,417     225,631     144,687       6,699     218,932    154%
----------------------------------------------------------------------------
  Total  $   753,332 $ 1,363,071 $   466,310 $   592,185 $   770,886    181%
----------------------------------------------------------------------------

       Purchase Price Multiples at September 30, 2011, Core Portfolio
($ in thousands)
----------------------------------------------------------------------------
                                                                       Total
                                                                     Estimat
                                 Net Finance Actual Cash                ed
                                 Receivables Collections             Collect
                        Total     Balance at  Including   Estimated  ions to
Purchase   Purchase   Estimated   September      Cash     Remaining  Purchas
 Period     Price    Collections   30, 2011     Sales    Collections e Price
----------------------------------------------------------------------------
  1996   $     3,080 $    10,244 $         - $    10,133 $       111    333%
  1997         7,685      25,542           -      25,276         266    332%
  1998        11,089      37,372           -      36,870         502    337%
  1999        18,898      69,217           -      67,958       1,259    366%
  2000        25,020     115,723           -     112,831       2,892    463%
  2001        33,481     173,562           -     169,712       3,850    518%
  2002        42,325     194,567           -     189,071       5,496    460%
  2003        61,448     258,690           -     250,428       8,262    421%
  2004        51,709     179,534           -     171,128       8,406    347%
  2005       113,868     266,538      13,298     241,149      25,389    234%
  2006        90,059     186,995      19,842     153,276      33,719    208%
  2007       179,854     396,749      54,774     296,515     100,234    221%
  2008       166,553     347,766      64,429     224,343     123,423    209%
  2009       125,381     377,660      51,044     202,765     174,895    301%
  2010       149,065     407,095      91,737     135,417     271,678    273%
YTD 2011     171,370     428,739     158,044      34,715     394,024    250%
----------------------------------------------------------------------------
  Total  $ 1,250,885 $ 3,475,993 $   453,168 $ 2,321,587 $ 1,154,406    278%
----------------------------------------------------------------------------

Investor Relations:
James D. Fike
Vice President, Finance
757-519-9300 ext. 13010
info@portfoliorecovery.com

Media Relations:
Ray Atkinson
Assistant Vice President, Corporate Communications
757-351-3264
raatkinson@portfoliorecovery.com